UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 28 December 2012

AMARANTUS BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Commission File No.   333-148922

Delaware	26-0690857
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	identification No.)

675 Almanor Ave, Sunnydale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Prepared By:

Amarantus Bioscience, Inc.

675 Almanor Ave

Sunnyvale, CA 94085

www.Amarantus.Com

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the possible benefits of MANF therapeutic applications and/or advantages presented by Amarantus’ PhenoGuard technology, as well as statements about expectations, plans and prospects of the development of Amarantus' new product candidates. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that the anticipated benefits of the therapeutic drug candidates or discovery platforms, as well as the risks, uncertainties and assumptions relating to the development of Amarantus' new product receivable in candidates, including those identified under "Risk Factors" in Amarantus' most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other filings Amarantus periodically makes with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements Amarantus does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Item 8.01

Amarantus Bioscience, Inc. (the “Company”) has entered into a letter of intent (“LOI”) as of December 28, 2012 with Brewer Sports International, LLC (“Brewer”) and Toi Cook Management Group, LLC (“TCMG”) to collaborate in the coordination and co-hosting of an international symposium tentatively called the “#C4CT Concussion Awareness Conference”, with the purpose of bringing thought leaders in the field of Traumatic Brain Injury (“TBI”) drug and diagnostic research & development, professional athletes, former professional athletes and celebrity sports figureheads that share the Company’s, TCMG’s and Brewer’s desire to support research into new TBI treatments, sports leagues who have social and fiduciary responsibilities to improve player safety and caring for former players previously affected by TBI and cognitive disorders, as well as other key stakeholders in the ongoing social discussion regarding head injuries and their side effects, which include Parkinson’s disease, Alzheimer’s disease and other disorders. The purpose of the conference will be to discuss various treatments in development, including the Company’s proprietary therapeutic protein Mesencephalic Astrocyte-derived Neurotrophic Factor (“MANF”). The Company previously disclosed positive data in a model of Traumatic Brain Injury for MANF on June 7th, 2012 (. The Company is disclosing this LOI so it can have open discussions with potential partners regarding the opportunity without violating Regulation FD.

Item 8.01 Other Events

On 28 December 2012, Amarantus BioScience, Inc. filed an Issuer Company Related Action Notification Form with FINRA noticing the change of the Company name from Amarantus Biosciences, Inc. to Amarantus Bioscience, Inc. and the concomitant change in the CUSIP number. Both events were reported in a prior 8-K. The filing of the Notification Form was necessary to prevent a disruption of trading in the Company’s stock on the OTC Bulletin Board.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits.The following Exhibit is furnished solely for purposes of Item 8.01 of this Form 8-K:

Exhibit

No.	Description

99.1	Copy of Letter of Intent between Amarantus BioScience, Inc. and Brewer Sports International, LLC dated as of December 28, 2012
99.2	Copy of Press Release “Amarantus BioSciences and Banyan Biomarkers Announce Positive Data from Traumatic Brain Injury Collaboration” dated June 7th, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 28 December 2012	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer